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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549



                                    FORM 8-K

                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934




                          DATE OF REPORT: JUNE 6, 2000



                         CHECKFREE HOLDINGS CORPORATION
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)




           Delaware                      0-26802               58-2360335
-------------------------------   ---------------------   ----------------------
(STATE OR OTHER JURISDICTION OF   (COMMISSION FILE NO.)       (IRS EMPLOYER
INCORPORATION OR ORGANIZATION)                            IDENTIFICATION NUMBER)


                           4411 East Jones Bridge Road
                             Norcross, Georgia 30092
                                 (678) 375-3000
               (ADDRESS, INCLUDING ZIP CODE, AND TELEPHONE NUMBER
                       INCLUDING AREA CODE OF REGISTRANT'S
                          PRINCIPAL EXECUTIVE OFFICES)



                                 Not Applicable
          (FORMER NAME OR FORMER ADDRESS, IF CHANGED SINCE LAST REPORT)

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ITEM 5.  OTHER EVENTS.

         CheckFree Holdings Corporation and billserv.com announced today an extension of their existing biller service provider (BSP) agreement. Under the agreement, billerv.com will become the preferred outsourced provider of CheckFree i-Solutions services. CheckFree will make a $10 million equity investment in billserv.com and will receive performance-based warrants entitling CheckFree to purchase 5 million billserv.com common shares as certain business milestones are met.

         CheckFree's press release issued June 6, 2000, regarding the extension of the existing BSP agreement with billserv.com is attached as an exhibit to this report and is incorporated in this Form 8-K by reference.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

         (C)   EXHIBITS.


               EXHIBIT NO.                  DESCRIPTION

                  99 CheckFree Holdings Corporation's Press Release issued June 6, 2000, regarding the extension of the existing BSP agreement with billserv.com.

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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                          CHECKFREE HOLDINGS CORPORATION


Date:  June 6, 2000                       By: /s/ Peter F. Sinisgalli
                                              ----------------------------------
                                              Peter F. Sinisgalli,
                                              President and Chief Operating
                                              Officer

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                                  EXHIBIT INDEX
                                  -------------

     EXHIBIT NO.                   DESCRIPTION

         99* CheckFree Holdings Corporation's Press Release issued June 6, 2000, regarding the extension of the existing BSP agreement with billserv.com

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* Filed with this report.